UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) October 19, 2000
                                                  ---------------------
                                                  October 18, 2000
                                                  ---------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item  5.   Other Event

The Company is filing as exhibits to this Form 8-K its (1) Quarter and Nine Months Ended September 30, 2000 Earnings Announcement (2) other select financial information and (3) the prepared comments for the Company's telephone conference call to discuss the Company's third quarter earnings that was broadcast beginning 9:00 AM (ET) on Thursday, October 19, 2000, as disclosed in the Company's Form 8-K dated October 16, 2000.

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful, cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the statement. Words such as "estimates," "expects," "anticipates," "plans," "believes," "projects," "feels", "may", "will", "should", "would", and similar expressions identify forward-looking statements. Accordingly, the Company hereby identifies the following important factors which could cause the Company's actual financial results to differ materially from any such results which might be projected, forecasted, estimated or budgeted by the Company in forward-looking statements:
(i) adverse actions of utility regulatory commissions; (ii) utility industry restructuring; (iii) failure to recover stranded costs and transition costs;
(iv) the inability of the Company to successfully compete outside its traditional regulated market; (v) the success of the Company's growth strategies particularly as it relates to PowerCo; (vi) regional economic conditions, which could affect customer growth; (vii) adverse impacts resulting from environmental regulations; (viii) loss of favorable fuel supply contracts or inability to negotiate new fuel supply contracts; (ix) failure to obtain water rights and rights-of-way; (x) operational and environmental problems at generating stations; (xi) the cost of debt and equity capital; (xii) weather conditions; and (xiii) technical developments in the utility industry.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1 Quarter and Nine Months Ended September 30, 2000 Earnings Announcement and Consolidated Statements of Earnings - Three, Nine and Twelve Months Ended September 30, 2000 and 1999

99.2     Other Select Financial Information

99.3 Prepared comments for the Company's telephone conference call to discuss the Company's third quarter earnings that was broadcast on October 19, 2000.

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  October 19, 2000                           /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)

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